                                                                    EXHIBIT 99.2




                               ADOPTION AGREEMENT
              Nonstandardized 401(k) Profit Sharing Plan and Trust

                                      For

                               SSE Telecom, Inc.
                           401(k) Profit Sharing Plan





            CAUTION:  The failure to properly fill out this Adoption
             Agreement may result in disqualification of the Plan.
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SELECTBENEFIT ADOPTION AGREEMENT: NONSTANDARDIZED 401(k) PROFIT SHARING
                                                       TABLE OF CONTENTS: PAGE i
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                               TABLE OF CONTENTS

EMPLOYER INFORMATION
     A1   FULL NAME OF PLAN..................................................  1
     B1   NAME OF EMPLOYER...................................................  1
     B2   ADDRESS............................................................  1
     B3   EMPLOYER IDENTIFICATION NUMBER.....................................  1
     B4   DATE BUSINESS COMMENCED............................................  1
     B5   TYPE OF ENTITY.....................................................  1
     B6   NAME OF TRUSTEE....................................................  1
     B7   TRUSTEES' ADDRESS..................................................  1
     B8   LOCATION OF EMPLOYER'S PRINCIPAL OFFICE............................  1
     B9   EMPLOYER FISCAL YEAR...............................................  1

PLAN INFORMATION

     C1   EFFECTIVE DATE.....................................................  2
     C2   PLAN YEAR..........................................................  2
     C3   ANNIVERSARY DATE...................................................  2
     C4   PLAN NUMBER........................................................  2
     C5   NAME OF PLAN ADMINISTRATOR.........................................  2
     C6   PLAN'S AGENT FOR SERVICE OF LEGAL PROCESS..........................  2

ELIGIBILITY, VESTING AND RETIREMENT AGE

     D1   ELIGIBLE EMPLOYEES.................................................  3
     D2   EMPLOYEES OF AFFILIATED EMPLOYERS..................................  3
     D3   HOURS OF SERVICE...................................................  3
     D4   YEARS OF SERVICE...................................................  3
     D5   CONDITIONS OF ELIGIBILITY..........................................  4
     D6   EFFECTIVE DATE OF PARTICIPATION....................................  4
     D7   VESTING OF PARTICIPANT'S INTEREST..................................  5
     D8   FOR AMENDED PLANS..................................................  6
     D9   TOP HEAVY VESTING..................................................  6
     D10  VESTING............................................................  6
     D11  PLAN SHALL RECOGNIZE SERVICE WITH PREDECESSOR EMPLOYER.............  7
     D12  NORMAL RETIREMENT AGE..............................................  7
     D13  NORMAL RETIREMENT DATE.............................................  7
     D14  EARLY RETIREMENT DATE..............................................  7

CONTRIBUTIONS, ALLOCATIONS AND DISTRIBUTIONS

     E1   COMPENSATION.......................................................  8
     E2   SALARY  REDUCTION ARRANGEMENT - ELECTIVE CONTRIBUTION..............  9
     E3   FORMULA FOR DETERMINING EMPLOYER'S MATCHING CONTRIBUTION........... 10
     E4   WILL A DISCRETIONARY EMPLOYER CONTRIBUTION BE PROVIDED............. 11
     E5   QUALIFIED NON-ELECTIVE CONTRIBUTIONS............................... 11
     E6   FORFEITURES........................................................ 11
     E7   ALLOCATIONS TO ACTIVE PARTICIPANTS................................. 12
     E8   ALLOCATIONS TO TERMINATED PARTICIPANTS............................. 13
     E9   LIMITATIONS ON ALLOCATIONS......................................... 14
     E10  DISTRIBUTIONS UPON DEATH........................................... 14
     E11  LIFE EXPECTANCIES.................................................. 14
     E12  CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION...................... 14
     E13  FORM OF DISTRIBUTIONS.............................................. 15
     E14  PARTICIPATING EMPLOYER CONTRIBUTIONS............................... 15

TOP HEAVY REQUIREMENTS

     F1   TOP HEAVY DUPLICATIONS............................................. 16
     F2   PRESENT VALUE OF ACCRUED BENEFIT................................... 16
     F3   TOP HEAVY DUPLICATIONS............................................. 16

MISCELLANEOUS

     G1   LOANS TO PARTICIPANTS.............................................. 17
     G2   PARTICIPANT DIRECTED INVESTMENTS................................... 17
     G3   TRANSFERS FROM QUALIFIED PLANS..................................... 17

================================================================================

            Plan Name: SSE Telecom, Inc.  401(k) Profit Sharing Plan

                            Union Bank of California

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                                                      TABLE OF CONTENTS: PAGE ii
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
     G4 EMPLOYEES' VOLUNTARY CONTRIBUTIONS................................... 17
     G5 HARDSHIP DISTRIBUTIONS............................................... 17
     G6 PRE-RETIREMENT DISTRIBUTION.......................................... 18
     G7 LIFE INSURANCE ...................................................... 18

DISCLOSURE

EXECUTION

================================================================================

            Plan Name: SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California
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SELECTBENEFIT ADOPTION AGREEMENT: NONSTANDARDIZED 401(k) PROFIT SHARING
                                                    EMPLOYER INFORMATION: PAGE 1
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                              EMPLOYER INFORMATION


     The undersigned Employer adopts the Union Bank Of California SelectBENEFIT Nonstandardized 401(k) Profit Sharing Plan and Trust for those Employees who shall qualify as Participants hereunder, to be known as the

A1   FULL NAME OF PLAN: SSE Telecom, Inc. 401(k) Profit Sharing Plan

     It shall be effective as of the date specified below. The Employer hereby selects the following Plan specifications:

B1   NAME OF EMPLOYER: SSE Telecom, Inc.

B2   ADDRESS: (Street): 47823 Westinghouse Drive
              (City, State Zipcode): Fremont, CA 94539
              (Phone Number): (510) 624-8353

B3   EMPLOYER IDENTIFICATION NUMBER: 52-1466297

B4   DATE BUSINESS COMMENCED: June 20, 1988

B5   TYPE OF ENTITY

     a.   ( )    S Corporation
     b.   ( )    Professional Service Corporation
     c.   (x)    Corporation
     d.   ( )    Sole Proprietorship
     e.   ( )    Partnership
     f.   ( )    Other: ________________________________________________________

          AND, is the Employer a member of ...

          g.     a controlled group?
                 ( ) Yes     (x) No

          h.     an affiliated service group?
                 ( ) Yes     (x) No

B6   NAME OF TRUSTEE: Union Bank of California

B7   TRUSTEES' ADDRESS

     Address: 14500 Roscoe Blvd., Suite 300

     City, State Zipcode: Panorama City, CA 91402

B8   LOCATION OF EMPLOYER'S PRINCIPAL OFFICE:

     a.   (x)  State
     b. ( ) Commonwealth of c. California and this Plan and Trust shall be governed under the same.

B9   EMPLOYER FISCAL YEAR means the 12 consecutive month period:

     Commencing on (month day) a. October 1st (e.g., January 1st) and ending on (month day) b. September 30th

================================================================================

            Plan Name: SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California
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                                                        PLAN INFORMATION: PAGE 2
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                                PLAN INFORMATION

C1   EFFECTIVE DATE

     This Adoption Agreement of the Union Bank Of California SelectBENEFIT Nonstandardized 401(k) Profit Sharing Plan and Trust shall:

     a. ( ) establish a new Plan and Trust Effective as of __________________ (hereinafter called the "Effective Date").

     b. (x) constitute an amendment and restatement in its entirety of a previously established qualified Plan and Trust of the Employer which was effective October 1, 1981 (hereinafter called the "Effective Date"). Except as specifically provided in the Plan, the effective date of this amendment and restatement is July 1, 1997 (For TRA '86 amendments, enter the first day of the first Plan Year beginning in 1989).

C2   PLAN YEAR means the 12 consecutive month period:

     Commencing on (month day) a. January 1st (e.g., January 1st) and ending on (month day) b. December 31st.

     IS THERE A SHORT PLAN YEAR?

     c.   (x)  No

     d.   ( )  Yes, beginning: _________________________________________________

               and ending: _____________________________________________________

C3   ANNIVERSARY DATE of Plan (Annual Valuation Date)

     a. (month day): December 31st

C4   PLAN NUMBER assigned by the Employer (select one)

     a.   ( )  001

     b.   (x)  002

     c.   ( )  003

     d.   ( )  Other: _________________________________________________________

C5 NAME OF PLAN ADMINISTRATOR (Document provides for the Employer to appoint an Administrator. If none is named, the Employer will become the Administrator.)

     a.   (x)  Employer (Use Employer Address)

     b.   ( )  Other:    (Name): ______________________________________________

                         (Address): ___________________________________________

                         (City, State Zipcode): _______________________________

                         (Phone Number): ______________________________________

                         (Administrator's Identification Number): _____________

C6   PLAN'S AGENT FOR SERVICE OF LEGAL PROCESS

     a.   (x)  Employer (Use Employer Address)

     b.   ( )  Other:    (Name): ______________________________________________

                         (Address): ___________________________________________

                         (City, State Zipcode): _______________________________

                         (Phone Number): ______________________________________

===============================================================================

            Plan Name: SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California

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SELECTBENEFIT ADOPTION AGREEMENT: NONSTANDARDIZED 401(k) PROFIT SHARING
                                  ELIGIBILITY, VESTING & RETIREMENT AGE:  PAGE 3
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                     ELIGIBILITY, VESTING AND RETIREMENT AGE

D1   ELIGIBLE EMPLOYEES (Plan Section 1.15) shall mean:

     NOTE: For purposes of this section, the term Employee shall include all Employees of this Employer and any leased employees deemed to be Employees under Code Section 414(n) or 414(o).

     a.   ( )  all Employees who have satisfied the eligibility requirements.
     b. (x) all Employees who have satisfied the eligibility requirements except those checked below:

          1.   ( )  Employees paid by commissions only.
          2.   ( )  Employees hourly paid.
          3.   ( )  Employees paid by salary.
          4. (x) Employees whose employment is governed by a collective bargaining agreement between the Employer and "employee representatives" under which retirement benefits were the subject of good faith bargaining. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.
          5.   ( )  Highly Compensated Employees.
          6. ( ) Employees who are non-resident aliens who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).
          7.   ( )  Other: ____________________________________________________

D2   EMPLOYEES OF AFFILIATED EMPLOYERS (Plan Section 1.16)

     NOTE: If D2b is elected, each Affiliated Employer should execute this Adoption Agreement as a Participating Employer.

     Employees of Affiliated Employers:

          a. ( ) will not (or N/A) be treated as Employees of the Employer adopting the Plan.

          b. (x) will be treated as Employees of the Employer adopting the Plan.

D3 HOURS OF SERVICE (Plan Section 1.31) will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees covered under the Plan.

     a. (x) On the basis of actual hours for which an Employee is paid or entitled to payment.
     b. ( ) On the basis of days worked. An Employee will be credited with ten (10) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the day.
     c. ( ) On the basis of weeks worked. An Employee will be credited with forty-five (45) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the week.
     d. ( ) On the basis of semi-monthly payroll periods. An Employee will be credited with ninety-five (95) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.
     e. ( ) On the basis of months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

D4   YEARS OF SERVICE

     a.   (x)  1,000 hour method
     b.   ( )  Elapsed Time Method

===============================================================================

            Plan Name: SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California

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                                   ELIGIBILITY, VESTING & RETIREMENT AGE: PAGE 4
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D5   CONDITIONS OF ELIGIBILITY (Plan Section 3.1) (Check either a OR b and c, and if applicable, d)
     Any Eligible Employee will be eligible to participate in the Plan if such Eligible Employee has satisfied the service and age requirements, if any, specified below:

     a.   (x)  No Age or Service Required.

     b.   ( )  Service Requirement. (may not exceed 1 year)

          1.   ( )  None
          2.   ( )  1/2 Year of Service
          3.   ( )  1 Year of Service
          4.   ( )  Other:_____________________________________________________

          NOTE: If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in Months of Service, an Employee will not be required to complete any specified number of Hours of Service in a particular month.

     c.   ( )  Age Requirement (may not exceed 21)

          1.   ( )  N/A - No Age Requirement.
          2.   ( )  20 1/2
          3.   ( )  21
          4.   ( )  Other:_____________________________________________________

     d. ( ) For New Plans Only - Regardless of any of the above age or service requirements, any Eligible Employee who was employed on the Effective Date of the Plan shall be eligible to participate hereunder and shall enter the Plan as of such date.

D6   EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2)
     An Eligible Employee shall become a Participant as of:

     a.   ( )  the first day of the Plan Year in which he met the requirements.
     b. ( ) the first day of the Plan Year in which he met the requirements, if he met the requirements in the first 6 months of the Plan Year, or as of the first day of the next succeeding Plan Year if he met the requirements in the last 6 months of the Plan Year.
     c. ( ) the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which he met the requirements.
     d. ( ) the first day of the Plan Year next following the date on which he met the requirements. (Eligibility must be 1/2 Year of Service or less and age 20 1/2 or less.)
     e. ( ) the first day of the month coinciding with or next following the date on which he met the requirements.
     f. (x) Other: the first day of the calendar quarter (January 1, April 1, July 1, October 1) coinciding with or next following the date on which he met the requirements, provided that an Employee who has satisfied the maximum age and service requirements that are permissible in Section D5 above and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or
               (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.




================================================================================

            Plan Name: SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California

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SELECTBENEFIT ADOPTION AGREEMENT: NONSTANDARDIZED 401(k) PROFIT SHARING
                                   ELIGIBILITY, VESTING & RETIREMENT AGE: PAGE 5
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D7   VESTING OF PARTICIPANT'S INTEREST (Plan Section 6.4(b))

     The vesting schedule, based on number of Years of Service, shall be as follows:

     a. ( ) 100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service.)

     b.   ( )                                   c.    ( )

               --------------------------------             --------------------------------
               YEARS OF SERVICE  PERCENT VESTED             YEARS OF SERVICE  PERCENT VESTED
               ================================             ================================
               0 - 2 years       0%                         0 - 4 years       0%
               --------------------------------             --------------------------------
               3 years           100%                       5 years           100%
               --------------------------------             --------------------------------
     d.   ( )                                   e.    ( )

               --------------------------------             --------------------------------
               YEARS OF SERVICE  PERCENT VESTED             YEARS OF SERVICE  PERCENT VESTED
               ================================             ================================
               0 - 1 year        0%                         1 year            25%
               --------------------------------             --------------------------------
               2 years           20%                        2 years           50%
               --------------------------------             --------------------------------
               3 years           40%                        3 years           75%
               --------------------------------             --------------------------------
               4 years           60%                        4 years           100%
               --------------------------------             --------------------------------
               5 years           80%
               --------------------------------
               6 years           100%
               --------------------------------

     f.   ( )                                   g.    ( )

               --------------------------------             --------------------------------
               YEARS OF SERVICE  PERCENT VESTED             YEARS OF SERVICE  PERCENT VESTED
               ================================             ================================
               1 year            20%                        0 - 2 years       0%
               --------------------------------             --------------------------------
               2 years           40%                        3 years           20%
               --------------------------------             --------------------------------
               3 years           60%                        4 years           40%
               --------------------------------             --------------------------------
               4 years           80%                        5 years           60%
               --------------------------------             --------------------------------
               5 years           100%                       6 years           80%
               --------------------------------             --------------------------------
                                                            7 years           100%
                                                            --------------------------------

     h.   ( )  Other -- (must be at least as liberal as either c or g above):

                                                            --------------------------------
                                                            YEARS OF SERVICE  PERCENT VESTED
                                                            ================================

                                                            --------------------------------

                                                            --------------------------------

                                                            --------------------------------

                                                            --------------------------------

                                                            --------------------------------

                                                            --------------------------------

                                                            --------------------------------

================================================================================

            Plan Name: SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California

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SELECTBENEFIT ADOPTION AGREEMENT: NONSTANDARDIZED 401(k) PROFIT SHARING
                                   ELIGIBILITY, VESTING & RETIREMENT AGE: PAGE 6
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D8   FOR AMENDED PLANS (Plan Section 6.4(f))

     If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:

     a. (x) Vesting schedule has not been amended or amended schedule is more favorable in all years.

     b.   ( )

               --------------------------------
               YEARS OF SERVICE  PERCENT VESTED
               ================================

               --------------------------------

               --------------------------------

               --------------------------------

               --------------------------------

               --------------------------------

               --------------------------------

               --------------------------------

D9   TOP HEAVY VESTING (Plan Section 6.4(c)

     If this Plan becomes a Top Heavy Plan, the following vesting schedule, based on number of Years of Service, for such Plan Year and each succeeding Plan Year, whether or not the Plan is a Top Heavy Plan, shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made prior to the effective date of Code Section 416 and/or before the Plan became a Top Heavy Plan.

     NOTE: This section does not apply to the Account balances of any Participant who does not have an Hour of Service after the Plan has initially become top heavy. Such Participant's Account balance attributable to Employer contributions and Forfeitures will be determined without regard to this section.

     a.   (x)  N/A (D7a, b, d, e or f was selected)

     b.   ( )                                   c.    ( )

               --------------------------------             --------------------------------
               YEARS OF SERVICE  PERCENT VESTED             YEARS OF SERVICE  PERCENT VESTED
               ================================             ================================
               0 - 1 year        0%                         0 -2 years        0%
               --------------------------------             --------------------------------
               2 years           20%                        3 years           100%
               --------------------------------             --------------------------------
               3 years           40%
               --------------------------------
               4 years           60%
               --------------------------------
               5 years           80%
               --------------------------------
               6 years           100%
               --------------------------------


D10 VESTING (Plan Section 6.4(h)) in determining Years of Service for vesting purposes, Years of Service attributable to the following shall be EXCLUDED:

     a. ( ) Service prior to the Effective Date of the Plan or a predecessor plan.

               b.   (x)  N/A.

     c.   ( )  Service prior to the time an Employee attained age 18.

               d.   (x)  N/A.

================================================================================

            Plan Name: SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California

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                                   ELIGIBILITY, VESTING & RETIREMENT AGE: PAGE 7
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D11  PLAN SHALL RECOGNIZE SERVICE WITH PREDECESSOR EMPLOYER

     NOTE: If the predecessor Employer maintained this qualified Plan, then Years of Service with such predecessor Employer shall be recognized pursuant to Section 1.78 and b. must be marked.

     a.   ( )  No.
     b.   (x)  Yes: Years of Service with Fairchild Data shall be recognized for the purpose of this Plan.

D12  NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.43) means:

     a.   (x)  the date a Participant attains his 65th birthday. (not to exceed
               65th)
     b. ( ) the later of the date a Participant attains his _____ birthday (not to exceed 65th) or the c.____ (not to exceed 5th) anniversary of the first day of the Plan Year in which participation in the Plan commenced.

D13  NORMAL RETIREMENT DATE (Plan Section 1.44) shall commence:

     a.   (x)  as of the Participant's "NRA".

          OR   (must select b. or c. AND 1. or 2.)

     b.   ( )  as of the first day of the month...

     b.   ( )  as of the Anniversary Date...

          1.   ( )  coinciding with or next following the Participant's "NRA".
          2.   ( )  nearest the Participant's "NRA".

D14  EARLY RETIREMENT DATE (Plan Section 1.12) means the:

     a.   ( )  No Early Retirement provision provided.
     b.   (x)  date on which a Participant...
     c. ( ) first day of the month coinciding with or next following the date on which a Participant...
     d. ( ) Anniversary Date coinciding with or next following the date on which a Participant...

     AND, if b, c or d was selected...

          1.   (x)  attains his 55th birthday and has
          2.   (x)  completed at least 10 Years of Service.





================================================================================

            Plan Name: SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California

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SELECTBENEFIT ADOPTION AGREEMENT: NONSTANDARDIZED 401(k) PROFIT SHARING
                                   CONTRIBUTIONS, ALLOC. & DISTRIBUTIONS: PAGE 8
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                  CONTRIBUTIONS, ALLOCATIONS AND DISTRIBUTIONS


E1   COMPENSATION (Plan Section 1.9)

     a.   COMPENSATION with respect to any Participant means:

          1.   (x)  Wages, Tips and other Compensation (Form W-2).
          2.   ( )  Section 3401(a) wages (wages for withholding purposes).
          3.   ( )  415 Safe-harbor compensation.

          AND, Compensation

          1.   ( )  shall
          2.   (x)  shall not

          exclude (even if includible in gross income) reimbursements or other expense allowances, business expenses, fringe benefits (cash or noncash), moving expenses, deferred compensation, and welfare benefits.

     b.   COMPENSATION shall be

          1.   (x)  actually paid (must be selected if Plan is integrated)
          2.   ( )  accrued

     c. HOWEVER, for non-integrated plans, Compensation shall exclude (select all that apply):

          1.   (x)  N/A. No exclusions
          2.   ( )  overtime
          3.   ( )  bonuses
          4.   ( )  commissions
          5.   ( )  other:
                          ------------------------------------------------------

     d.   FOR PURPOSES OF THIS SECTION E1, Compensation shall be based on:

          NOTE: The Limitation Year shall be the same as the year on which Compensation is based.

          1.   (x)  the Plan Year.
          2.   ( )  the Fiscal Year coinciding with or ending within the Plan
                    Year.
          3.   ( )  the Calendar Year coinciding with or ending within the Plan
                    Year.

     e. HOWEVER, for an Employee's first year of Participation, Compensation shall be recognized as of:

          1.   ( )  the first day of the Plan Year.
          2.   (x)  the date the Participant entered the Plan.

     f.   IN ADDITION, COMPENSATION and "414(s) Compensation"

          1.   (x)  shall
          2.   ( )  shall not

          include compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b).





================================================================================

            Plan Name:  SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California

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                                   CONTRIBUTIONS, ALLOC. & DISTRIBUTIONS: PAGE 9
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E2   SALARY REDUCTION ARRANGEMENT - ELECTIVE CONTRIBUTION (Plan Section 11.2)
     Each Employee may elect to have his Compensation reduced by:

     a. ( ) ______ %

     b. (x) up to 20%

     c. ( ) from ______ % to ______ %

     d. ( ) up to the maximum percentage allowable not to exceed the limits of Code Sections 401(k), 404 and 415.

     AND...

     e. (x) A Participant may elect to commence salary reductions as of the first day of any calendar quarter (January 1, April 1, July 1, or October 1). A participant may modify the amount of salary reductions as of anytime.

     AND...

        Shall cash bonuses paid within 2 1/2 months after the end of the Plan Year be subject to the salary reduction election?

        f. ( ) Yes

        g. (X) No


================================================================================

            Plan Name: SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California

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                                  CONTRIBUTIONS, ALLOC. & DISTRIBUTION:  PAGE 10
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E3   FORMULA FOR DETERMINING EMPLOYER'S MATCHING CONTRIBUTION (Plan
     Section 11.1(b))

     a.   ( )  N/A There shall be no matching contributions.
     b. (x) The Employer shall make matching contributions equal to 50% (e.g. 50%) of the Participant's salary reductions.
     c. ( ) The Employer may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of the Participant's salary reductions.
     d. ( ) The Employer shall make matching contributions equal to the sum of __% of the portion of the Participant's salary reduction which does not exceed ___% of the Participant's Compensation plus ___% of the portion of the Participant's salary reduction which exceeds ___% of the Participant's Compensation, but does not exceed ___% of the Participant's Compensation.
     e. ( ) The Employer shall make matching contributions equal to the percentage determined under the following schedule:

                    Years of Service              Matching Percentage
                    ================              ===================
                    ----------------              -------------------
                    ----------------              -------------------
                    ----------------              -------------------

     f.   ( )  Other __________________________________________________________

               NOTE: If the Employer provides different matching contribution rates for increasing levels of compensation, matching contribution rates must decrease with each successive level of compensation.

     FOR PLANS WITH MATCHING CONTRIBUTIONS

     g.   (X)  Matching contributions

               h.   ( )  shall
               i.   (x)  shall not

               be used in satisfying the deferral percentage tests. (If used, full vesting and restrictions on withdrawals will apply and the match will be deemed to be an Elective Contribution).

     j. (x) Shall a Year of Service be required in order to share in the matching contributions?

               With respect to Plan Years beginning after 1989...

               1.   ( )  Yes (Could cause Plan to violate minimum participation and coverage requirements under code Sections 401(a)(26) and 410)

               2.   (x)  No, a Participant need only complete 1 Hours of
                         Service. (Note: Hours of Service may not exceed 1,000).

               With respect to Plan Years beginning before 1990...

               1.   (x)  N/A New Plan or same a years beginning after 1989.

               2.   ( )  Yes

               3.   ( )  No, a Participant need only complete ___ Hours of
                         Service. (Note: Hours of Service may not exceed 1,000).

     k.        (x)  In determining matching contributions, only salary
                    reductions up to 6% of a Participant's Compensation will be matched.
                    l.   ( )  N/A

     m.        (x)  The matching contribution made on behalf of a Participant for any Plan Year shall not exceed $1,000.
                    n.   ( )  N/A

     o.        (x)  Matching contributions shall be made on behalf of

               1.   (x)  all Participants.
               2.   ( )  only Non-Highly Compensated Employees.

     p.        ( )  Notwithstanding anything in the Plan to the contrary, all matching contributions which relate to distributions of Excess Deferred Compensation, Excess Contributions and Excess Aggregate Contributions shall be Forfeited. (Select this option only if it is applicable.)

================================================================================

            Plan Name: SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California

--------------------------------------------------------------------------------
SELECT BENEFIT ADOPTION AGREEMENT: NONSTANDARDIZED 401(k) PROFIT SHARING
                                  CONTRIBUTIONS, ALLOC. & DISTRIBUTIONS: PAGE 11
--------------------------------------------------------------------------------

E4 WILL A DISCRETIONARY EMPLOYER CONTRIBUTION BE PROVIDED (Other than a discretionary matching or qualified non-elective contribution) (Plan
     Section 11.1(c))?

     a.   ( )  No.

     b. (x) Yes, the Employer may make a discretionary contribution out of its current or accumulated Net Profit.
     c. ( ) Yes, the Employer may make a discretionary contribution which is not limited to its current or accumulated Net Profit.

     IF YES (b. or c. is selected above), the Employer's discretionary contribution shall be allocated as follows:

     FOR A NON-INTEGRATED PLAN

      d. (x) The Employer discretionary contribution for the Plan Year shall be allocated in the same ratio as each Participant's Compensation bears to the total of such Compensation of all Participants.

     FOR AN INTEGRATED PLAN

     e. ( ) The Employer discretionary contribution for the Plan Year shall be allocated in accordance with the Plan Section 4.3(b)(2) based on a Participant's Compensation in excess of:
     f.   ( )  The Taxable Wage Base.
     g.   ( )  The greater of $10,000 or 20% of the Taxable Wage Base.
     h.   ( )  _____% of the Taxable Wage Base. (see Note below).
     i.   ( )  ___________. (see Note below).

     NOTE: The integration percentage of 5.7% shall be reduced to:

          1. 4.3% if h. or i. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.
          2. 5.4% if h. or i. above is less than 100% and more than 80% of the Taxable Wage Base.

E5   QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Plan Section 11.1 (d))

     a. (x) N/A. There shall be no Qualified Non-Elective Contributions except as provided in Section 11.5(b) and 11.7(h).
     b. ( ) The Employer shall make a Qualified Non-Elective Contribution equal to ___% of the total compensation of all Participants eligible to share in the allocations.
     c. ( ) The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer.

     AND, if b. or c. is selected above, any Qualified Non-Elective Contributions shall be made to:

     d.   ( )  all Participants.
     e    ( )  only Non-Highly Compensated Employees.

E6   FORFEITURES (Plan Section 4.3(e))

     a. Forfeitures of contributions other than matching contributions shall be...

          1.   (x)  added to the Employer's contribution under the Plan.
          2. ( ) allocated to all Participants eligible to share in the allocations in the same proportion that each Participant's Compensation for the year bears to the Compensation of all Participants for such year.

     b.   Forfeitures of matching contributions shall be...

          1.   ( )  N/A. No matching contributions or match is fully vested.
          2.   (x)  used to reduce the Employer's matching contribution.
          3. ( ) allocated to all Participant's eligible to share in the allocations in proportion to each such Participant's Compensation for the year.
          4. ( ) allocated to all Non-Highly Compensated Employee's eligible to share in the allocations in proportion to each such Participant's Compensation for the year.
          5. ( ) allocated as an additional Employer Matching Contribution to all Participants, who are otherwise eligible to receive matching contributions for the Plan Year, in proportion to each Participant's salary reductions for the Plan Year.

          6. ( ) allocated as an additional Employer Matching Contribution to only the Plan's Non-Highly Compensated Participants, who are otherwise eligible to receive matching contributions for the Plan Year, in proportion to each such Non-Highly Compensated Participant's salary reductions for the Plan Year.

     c. AND, regardless of the above, shall Forfeitures first be used to pay any administrative expenses?

          1.   (x)  Yes.
          2.   ( )  No.



================================================================================

            Plan Name: SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California

--------------------------------------------------------------------------------
SELECTBENEFIT ADOPTION AGREEMENT: NONSTANDARDIZED 401(k) PROFIT SHARING
                                  CONTRIBUTIONS, ALLOC. & DISTRIBUTIONS: PAGE 12
--------------------------------------------------------------------------------

E7   ALLOCATIONS TO ACTIVE PARTICIPANTS (Plan  Section 4.3)

     With respect to Plan Years beginning after 1989, a Participant shall be required to complete...

     a. ( ) a Year of Service (Plan may become discriminatory)

     b. ( ) ______ hours of service. (Note: specified hours of service may not exceed 1,000 and may become discriminatory if over 500)

     c. (x) one hour of service

     in order to share in any Non-Elective Contributions (other than matching contributions) or Qualified Non-Elective contributions. For Plan Years beginning before 1990, the Plan provides that a Participant must complete a Tear of Service to share in the allocations.


================================================================================

            Plan Name: SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California

--------------------------------------------------------------------------------
SELECTBENEFIT ADOPTION AGREEMENT: NONSTANDARDIZED 401(k) PROFIT SHARING
                                  CONTRIBUTIONS, ALLOC. & DISTRIBUTIONS: PAGE 13
--------------------------------------------------------------------------------

E8   ALLOCATIONS TO TERMINATED PARTICIPANTS (Plan Section 4.3(k))

     Any Participant who terminated employment during the Plan Year (i.e. not actively employed on the last day of the Plan Year) for reasons other than death, Total and Permanent Disability or retirement:

     a. With respect to Employer Non-Elective Contributions (other than matching), Qualified Non-Elective Contributions, and Forfeitures:

          NOTE:     If a.1.iii or iv is selected, the Plan could violate minimum participations and coverage requirements under Code Sections 401(a)(26) and 410.

          1.   For Plan Years beginning after 1989,

               i.   ( )  N/A, Plan does not provide for such contributions.

               ii.  ( )  shall share in the allocations provided such
                         Participant completed more than 500 Hours of Service.

               iii. ( ) shall share in such allocations provided such Participant completed a Year of Service.

               iv.  (x)  shall not share in such allocations, regardless of
                         Hours of Service.

          2.   For Plan Years beginning before 1990,

               i.   (x)    N/A, new Plan, or same as for Plan Years beginning
                          after 1989.

               ii.  ( )   shall share in such allocations provided such
                          Participant completed a Year of Service.

               iii. ( ) shall not share in such allocations, regardless of Hours of Service

     b. With respect to the allocation of Employer Matching contributions, a Participant:

          NOTE: If b.1.iv or v is selected, the Plan could violate minimum participation and coverage requirements under Code Section 401(a)(26) and 410.

          1.   For Plan Years beginning after 1989.

               i.   ( )  N/A, Plan does not provide for matching contributions.

               ii.  (x)  shall share in the allocations, regardless of Hours of
                         Service.

               iii. ( ) shall share in the allocations provided such Participant completed more than 500 Hours of Service.

               iv.  ( )  shall share in such allocations provided such
                         Participant completed a Year of Service.

               v.   ( )  shall not share in such allocations, regardless of
                         Hours of Service.

          2.   For Plan Years beginning before 1990,

               i.   (x)  N/A, new Plan, or same as years beginning after 1989.

               ii.  ( )  shall share in the allocations, regardless of Hours of
                         Service.

               iii. ( ) shall share in such allocations provided such Participant completed a Year of Service.

               iv.  ( )  shall not share in such allocations, regardless of
                         Hours of Service.

     c. For Plan Years beginning prior to 1990, any Participant who terminated employment during the Plan Year for reason of...

          1.   (x)  Death

          2.   (x)  Disability

          3.   (x)  Retirement

          shall share in the allocations of Contributions and Forfeitures regardless of Hours of Service completed during the Plan Year.

     d. For Plan Years beginning after 1989, any Participant who terminated employment during the Plan Year for reason of...

          1.   (x)  Death

          2.   (x)  Disability

          3.   (x)  Retirement

          shall share in the allocations of Contributions and Forfeitures regardless of Hours of Service completed during the Plan Year.


================================================================================

            Plan Name: SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California

--------------------------------------------------------------------------------
SELECTBENEFIT ADOPTION AGREEMENT: NONSTANDARDIZED 401(k) PROFIT SHARING
                                  CONTRIBUTIONS, ALLOC. & DISTRIBUTION:  PAGE 14
--------------------------------------------------------------------------------

E9   LIMITATIONS ON ALLOCATIONS (Plan Section 4.4)

     a. If any Participant is or was covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan, or if the Employer maintains a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(l)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan;

          1.   (x)  N/A
          2. ( ) The provisions of Section 4.4(b) of the Plan will apply as if the other plan were a Master or Prototype Plan.
          3. ( ) Provide the method under which the Plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.

                    ___________________________________________________________


                    ___________________________________________________________


                    ___________________________________________________________


     b. If any Participant is or ever has been a Participant in a defined benefit plan maintained by the Employer:

          1.   (x)  N/A.
          2. ( ) In any Limitation Year, the Annual Additions credited to the Participant under this Plan may not cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer's contribution that would otherwise be made on the Participant's behalf during the limitation year would cause the 1.0 limitation to be exceeded, the rate of contribution under this Plan will be reduced so that the sum of the fractions equals 1.0. If the
                    1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with
                    Section 4.4(a)(4) of the Plan.
          3. ( ) Provide the method under which the Plans involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

                    ___________________________________________________________


                    ___________________________________________________________


                    ___________________________________________________________


E10  DISTRIBUTIONS UPON DEATH (Plan Section 6.6(h)
     Distributions upon the death of a Participant prior to receiving any benefits shall...

     a. (x) be made pursuant to the election of the Participant or beneficiary.
     b. ( ) begin within 1 year of death for a designated beneficiary and be payable over the life (or over a period not exceeding the life expectancy) of such beneficiary, except that if the beneficiary is the Participant's spouse, begin within the time the Participant would have attained age 70 1/2.
     c.   ( )  be made within 5 years of death for all beneficiaries.
     d.   ( )  other:__________________________________________________________

E11 LIFE EXPECTANCIES (Plan Section 6.5(f)) for minimum distributions required pursuant to Code Section 401(a)(9) shall...

     a.   (x)  be recalculated at the Participant's election.
     b.   ( )  be recalculated.
     c.   ( )  not be recalculated.

E12  CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION
     Distributions upon termination of employment pursuant to Section 6.4(a) of the Plan shall not be made unless the following conditions have been satisfied:

     a. (x) N/A, Immediate Distributions may be made at Participant's election.
     b.   ( )  The Participant has incurred ____ 1-Year Break(s) in Service.
     c.   ( )  The Participant has reached his or her Early or Normal
               Retirement Age.
     d. ( ) Distributions may be made at the Participant's election on or after the Anniversary Date following termination of employment.
     e.   ( )  Other:_________________________________________________________



===============================================================================
            Plan Name: SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California

--------------------------------------------------------------------------------
SELECTBENEFIT ADOPTION AGREEMENT: NONSTANDARDIZED 401(K) PROFIT SHARING
                                  CONTRIBUTIONS, ALLOC. & DISTRIBUTIONS: PAGE 15
--------------------------------------------------------------------------------

E13  FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)
     Distributions under the Plan may be made...

     a.   1.   (x)  in lump sums.
          2.   ( )  in lump sums or installments.

     b.   AND, pursuant to Plan Section 6.13,

          1.   (x)  no annuities are allowed (avoids Joint and Survivor rules).
          2.   ( )  annuities are allowed (Plan Section 6.13 shall not apply).

          NOTE:     b1. may not be elected if this is an amendment to a plan
          which permitted annuities as a form of distribution or if this Plan has accepted a plan to plan transfer of assets from a plan which permitted annuities as a form of distribution.

     c.   AND may be made in...

          1.   (x)  cash only (except for insurance or annuity contracts).
          2.   ( )  cash or property.

E14  PARTICIPATING EMPLOYER CONTRIBUTIONS
     The contributions made by a Participating Employer shall:

     a.   (x)  be allocated to all Employees.
     b. ( ) only be allocated to the Employees of the Participating Employer making the contribution.


================================================================================

            Plan Name: SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California

--------------------------------------------------------------------------------
SELECTBENEFIT ADOPTION AGREEMENT: NONSTANDARDIZED 401(k) PROFIT SHARING
                                                 TOP HEAVY REQUIREMENTS: PAGE 16
--------------------------------------------------------------------------------


                             TOP HEAVY REQUIREMENTS


F1   TOP HEAVY DUPLICATIONS (Plan Section 4.3(i))

     When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits.

     a.   (x)  The Employer does not maintain a Defined Benefit Plan.
     b. ( ) A minimum, non-integrated contribution of 5% of each Non-Key Employee's total Compensation shall be provided in this Plan, as specified in Section 4.3(i). (The Defined Benefit and Defined Contribution Fractions will be computed using 100% if this choice is selected.)

     c. ( ) A minimum, non-integrated contribution of 7 1/2% of each Non-Key Employee's total Compensation shall be provided in this Plan, as specified in Section 4.3(i). (If this choice is selected, the Defined Benefit and Defined Contribution Fractions will be computed using 125% for all Plan Years in which the Plan is Top Heavy, but not Super Top Heavy.)

     d. ( ) Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e).

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

F2 PRESENT VALUE OF ACCRUED BENEFIT (Plan Section 2.2) for Top Heavy purposes where the Employer maintains a Defined Benefit Plan in addition to this Plan, shall be based on...

     a.   (x)  N/A. The Employer does not maintain a defined benefit plan.
     b.   ( )  Interest Rate:
                             ---------------------------------------------------
               Mortality Table:
                               -------------------------------------------------

F3 TOP HEAVY DUPLICATIONS: Employer maintaining two (2) or more Defined Contribution Plans.


     a.   (x)  N/A.
     b. ( ) A minimum, non-integrated contribution of 3% of each Non-Key Employee's total Compensation shall be provided in the Money Purchase Plan (or other plan subject to Code Section 412), where the Employer maintains two (2) or more non-paired Defined Contribution Plans.
     c. ( ) Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e).

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------




================================================================================
            Plan Name:  SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California

--------------------------------------------------------------------------------
SELECTBENEFIT ADOPTION AGREEMENT: NONSTANDARDIZED 401(k) PROFIT SHARING
                                                          MISCELLANEOUS: PAGE 17
--------------------------------------------------------------------------------


                             MISCELLANEOUS


G1   LOANS TO PARTICIPANTS (Plan Section 7.1)

     a.   (x)  Yes, loans may be made up to $50,000 or 1/2 Vested interest.

     b.   ( )  No, loans may not be made.

     If YES, (check all that apply)...

     c.   (x)  loans shall be treated as a Directed Investment.
     d.   ( )  loans shall only be made for hardship or financial necessity.
     e. (x) the minimum loan shall be $1,000. Note: Minimum loan amount may not exceed $1,000.

     NOTE: Department of Labor Regulations require the adoption of a SEPARATE written loan program setting forth the requirements outlined in Plan
     Section 7.1.

G2   PARTICIPANT DIRECTED INVESTMENTS (Plan Section 4.8)

     a.   (x)  Yes, for all accounts of the Participant.
     b.   ( )  Yes, but subject to the following limitations:
                                                             -------------------

               -----------------------------------------------------------------

     c.   ( )  No, participant directed investments are not permitted.
     d. (x) If participant direction of investment is permitted, transfers pursuant to this Section 4.8 shall be effected by:

          1.   ( )  the first day of the following month.
          2.   ( )  the first day of the following calendar quarter.
          3. ( ) the sooner of the first day of the following Plan Year or the first day of the following seventh month of the plan Year.
          4.   ( )  the first day of the following Plan Year.
          5.   (x)  daily, to the extent administratively feasible.

G3   TRANSFERS FROM QUALIFIED PLANS (Plan Section 4.6)

     a. (x) Yes, transfers from qualified plans (and rollovers) will be allowed.
     b. ( ) No, transfers from qualified plans (and rollovers) will not be allowed.

     AND, transfers shall be permitted...

     c.   (x)  from any Employee, even if not a Participant.
     d.   ( )  from Participants only.

G4   EMPLOYEES' VOLUNTARY CONTRIBUTIONS (Plan Section 4.7)

     NOTE: TRA '86 subjects voluntary contributions to strict discrimination rules.

     a. ( ) Yes, Voluntary Contributions are allowed subject to the limits of Section 4.10.
     b.   (x)  No Voluntary Contributions will not be allowed.

G5   HARDSHIP DISTRIBUTIONS (Plan Section 6.11 and 11.8)

     a.   (x)  Yes, from any accounts which are 100% Vested.
     b.   ( )  Yes, from Participant's Elective Account only.
     c.   ( )  Yes, but limited to the following account(s):
                                                            --------------------
     d.   ( )  No.

     NOTE: Distributions from a Participant's Elective Account are limited to the portion of such account attributable to such Participant's Deferred Compensation and earnings attributable thereto up to December 31, 1988. Also hardship distributions are not permitted from a Participant's Qualified Non-Elective Account.



================================================================================
            Plan Name:  SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California

--------------------------------------------------------------------------------
SELECTBENEFIT ADOPTION AGREEMENT: NONSTANDARDIZED 401(k) PROFIT SHARING
                                                          MISCELLANEOUS: PAGE 18
--------------------------------------------------------------------------------

G6   PRE-RETIREMENT DISTRIBUTION (Plan Section 6.10)

     a. (x) If a Participant has reached the age of 59 1/2, distributions may be made, at the Participant's election, from the following accounts(s): all which are 100% Vested without requiring the Participant to terminate employment.

     b.   ( )  No pre-retirement distribution may be made.

     NOTE: Distributions from a Participant's Elective Account and Qualified Non-Elective Account are not permitted prior to age 59 1/2.

G7   LIFE INSURANCE may be purchased with Plan contributions.

     a.   (x)  No life insurance may be purchased.

     b.   ( )  Yes, at the option of the Administrator.

     c.   ( )  Yes, at the option of the Participant.

     AND, the purchase of initial or additional life insurance shall be subject to the following limitations: (select all that apply)

     d.   ( )  N/A, no limitations.

     e. ( ) each initial Contract shall have a minimum face amount of $ _____ .

     f. ( ) each additional Contract shall have a minimum face amount of $ _____ .

     g.   ( )  the Participant has completed _____ Years of Service.

     h. ( ) the Participant has completed _____ Years of Service while a Participant in the Plan.

     i.   ( )  the Participant is under age _____ on the Contract issue date.

     j. ( ) the maximum amount of all Contracts on behalf of a Participant shall not exceed $ _____ .

     k.   ( )  the maximum face amount of life insurance shall be $ _____ .

================================================================================

            Plan Name: SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California

--------------------------------------------------------------------------------
SELECTBENEFIT ADOPTION AGREEMENT: NONSTANDARDIZED 401(k) PROFIT SHARING
                                                          DISCLOSURE: PAGE 19
--------------------------------------------------------------------------------

                                   DISCLOSURE

The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the plan is qualified under Code Section 401. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

This Adoption Agreement may be used only in conjunction with basic Plan document #04. This Adoption Agreement and the basic Plan document shall together be known as Union Bank of California SELECTBENEFIT Nonstandardized 401(k) Profit Sharing Plan and Trust #04-005.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

Union Bank of California will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan provided this Plan has been acknowledged by Union Bank of California or its authorized representative. Furthermore, in order to be eligible to receive such notification, we agree to notify Union Bank of California of any change in address.

================================================================================

            Plan Name: SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California

--------------------------------------------------------------------------------
SELECTBENEFIT ADOPTION AGREEMENT:
NONSTANDARDIZED 401(k) PROFIT SHARING
                                                              EXECUTION: PAGE 20
--------------------------------------------------------------------------------

                                   EXECUTION

IN WITNESS WHEREOF, the Employer and Trustee hereby cause this Plan to be executed on this 1st day of July, 1997. Furthermore, this Plan may not be used unless acknowledged by Union Bank of California or its authorized representative.


--------------------------------------------------------------------------------
                       UNION BANK OF CALIFORNIA, TRUSTEE

     Donna Ross                                    Vice President
  ------------------------------------------      ---------------------------
  Name of Authorized Signer for Union Bank        Title
  of California

     /s/ DONNA ROSS                                7-2-97
  ------------------------------------------      ---------------------------
  Signature of Authorized Signer for Union        Date
  Bank of California


                                    EMPLOYER

     Claire L. Mendonca                           Director of Human Resources
  ------------------------------------------      ---------------------------
  Name of Authorized Signer for Plan Sponsor      Title


     /s/ CLAIRE L. MENDONCA                        7-1-97
  ------------------------------------------      ---------------------------
  Signature of Authorized Signer for              Date
  Plan Sponsor


                             PARTICIPATING EMPLOYER


  ------------------------------------------      ---------------------------
  Name of Authorized Signer for Plan Sponsor      Title



  ------------------------------------------      ---------------------------
  Signature of Authorized Signer for              Date
  Plan Sponsor

--------------------------------------------------------------------------------

This Plan may not be used, and shall not be deemed to be a Prototype Plan, unless an authorized representative of Union Bank of California has acknowledged the use of the Plan. Such acknowledgement is for administerial purposes only. It acknowledges that the Employer is using the Plan but does not represent that this Plan, including the choices selected on the Adoption Agreement, has been reviewed by a representative of the sponsor or constitutes a qualified retirement plan.

--------------------------------------------------------------------------------
                  UNION BANK OF CALIFORNIA, COMPLIANCE OFFICER

     Ernest L. Tichenor                            Document Technician
  ------------------------------------------      ---------------------------
  Name of Authorized Signer for Union Bank        Title
  of California

     /s/ ERNEST L. TICHENOR                        July 11, 1997
  ------------------------------------------      ---------------------------
  Signature of Authorized Signer for Union        Date
  Bank of California

--------------------------------------------------------------------------------

With regard to any questions regarding the provisions of the Plan, adoption of the Plan, or the effect of an opinion letter from the IRS, call or write (this information must be completed by the sponsor of this Plan or its designated representative):

Name: Ernest L. Tichenor, c/o Union Bank of California     Phone: (818) 895-4135
      -------------------------------------------------           --------------

Street Address: 14500 Roscoe Blvd., Suite 300
                ----------------------------------------------------------------

City, State, Zipcode: Panorama City, Ca 91402
                      ----------------------------------------------------------


================================================================================

            Plan Name: SSE Telecom, Inc. 401(k) Profit Sharing Plan

                            Union Bank of California